SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of Earliest Event Reported) 9/8/05
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                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


           000-27365                                    88-0440528
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   (Commission File Number)              (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)

Section 8 - Other Events

     Item 8.01 Other Events.

On September 7, 2005, Manakoa Services Corporation issued a press release to announce that it has entered into a Microsoft ISV (Independent Software Vendor) Royalty License and Distribution agreement. The Company believes the contract greatly enhances its product offerings, technological scope and market opportunity.

The Microsoft ISV Royalty License and Distribution agreement enables Manakoa to offer unified solutions with Microsoft for promotional and resale purposes. As the first initiative, Manakoa plans to make its System Control Management Pack
(SCMP) available with Microsoft Operations Manager 2005 (MOM 2005). The Manakoa System Control Management Pack is listed in the Microsoft MOM Management Pack and Product Connector Catalog website

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit  No.     Description
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    99.1       Press  Release  issued by  MANAKOA  SERVICES  CORPORATION,  dated
               September 7, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 9/8/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                Name: G. Robert Williams
                                                Title: Chief Executive Officer